UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2012

DUNKIN’ BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35258	20-4145825
(Commission File Number)	(IRS Employer Identification Number)

130 Royall Street

Canton, Massachusetts 02021

(Address of registrant’s principal executive office)

(781) 737-3000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 25, 2012, Dunkin’ Brands Group, Inc. (the “Company”) issued a press release announcing that, on June 22, 2012, the Superior Court in the Province of Quebec, District of Montreal, issued its decision in the case of Bertico, Inc., 3024032 Canada, Inc; 3155412 Canada, Inc; 3176941 Canada, Inc; 3481191 Canada, Inc; 2857-8664 Quebec, Inc; 3089-8001 Quebec, Inc; 9067 0308 Quebec, Inc; Jacques Doyon and Monic Huard; Les Entreprises Doyon et Huard Inc; Les Entreprises Lucien Stephens, Inc; 3089-8639 Quebec, Inc; Les Entreprises Pierre Maclure Limited; Les Patisseries Al.Ma.So. Inc; 9116-5399 Quebec, Inc; 3089-3309 Quebec, Inc; 3092-5077 Quebec, Inc; 9009-6694 Quebec, Inc; 9064-0947 Quebec, Inc. v. Dunkin’ Donuts (Canada) Limited; and Allied Domecq Retailing International, (Canada) Limited, originally filed on May 20, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of Dunkin’ Brands Group, Inc. dated June 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNKIN’ BRANDS GROUP, INC.

By:	/s/ Nigel Travis
Nigel Travis
Chief Executive Officer

Date: June 25, 2012